Prudential QMA Stock Index Fund
Prudential Balanced Fund
Prudential QMA Large-Cap Core Equity Fund
Prudential QMA Defensive Equity Fund (each, a “Fund”)

Supplement dated July 11, 2016 to each Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

Daniel Carlucci, CFA, who currently serves as a portfolio manager for each Fund, has announced his intention to retire from Quantitative Management Associates LLC at the end of 2016. Each Fund’s other portfolio managers are expected to continue to serve as portfolio managers following Mr. Carlucci’s retirement.

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